================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                   FORM 8-K/A1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 20, 2002

                            SECURITY BIOMETRICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              NEVADA                      0-30711                 88-0209119
 ----------------------------          ------------         -------------------
 (State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


      1410 - 1030 WEST GEORGIA STREET, VANCOUVER, BC, CANADA       V6E 2Y3
      ----------------------------------------------------------------------
         (Address of principal executive offices                  (Zip Code)

Registrant's telephone number, including area code: (604-609-7749
                                                   --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 2.  ACQUISITION OF ASSETS

    Filed by reference Form 8K dated July 11, 2002

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       a)  Financial Statement of Business Acquired, prepared pursuant to Rule
           3.05 of Regulation S-X .

       ITEM                                                                 PAGE
       ----                                                                 ----
       AUDITED FINANCIAL STATEMENTS OF DATADESK TECHNOLOGIES, INC..

       Report of Moffitt & Company, Certified Public Accountants              4

       Balance Sheet - June 30, 2002 and 2001                                 5

       Statement of Income - for the years ended June 30, 2002 and 2001       7

       Statement of Shareholders' Equity                                      8

       Statement of Changes in Cash - for the years ended June 30, 2002
          and 2001                                                           10

       Notes to Financial Statements                                         12

       b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X

       ITEM                                                                 PAGE
       ----                                                                 ----
       SECURITY BIOMETRICS, INC. AND DATADESK TECHNOLOGIES, INC. PRO FORMA
         CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

       Pro Forma Condensed Combined Balance Sheet - June 30, 2002            23

       Pro Forma Condensed Combined Statement of Operations -
          Year Ended June 30, 2002                                           25

       Pro Forma Condensed Combined Statement of Cash -
          Year Ended June 30, 2002                                           25

       Notes to Pro Forma Condensed Combined Financial Statements            26

     The Unaudited pro forma condensed combined balances sheet as of June 30, 2002, and the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2002 give effect to the acquisition of Datadesk Technologies, Inc. by Security Biometrics, Inc. as if the acquisition, accounted for as a purchase, had occurred on July 1, 2001. The pro forma information is based on historical financial statements Datadesk Technologies, Inc. and Security Biometrics, Inc. after giving effect to the transaction using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. Security Biometrics Inc. has accepted the book value of the acquired assets and liabilities as the fair value. The pro forma financial statements have been prepared on this basis.

EXHIBITS (FILED BY REFERENCE FORM 8K JUNE 28, 2002)

1. Agreement and Plan of merger dated as of June 28, 2002, by and among Security Biometrics, Inc., Datadesk Technologies, Inc., Edinburgh Investments LLC, and SBTI Acquisition Corporation.

2. Employment Agreement between Robert Solomon and Security Biometrics, Inc. dated June 28, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SECURITY BIOMETRICS, INC.
                                -------------------------
                                      (Registrant)



Date: September 20, 2002           By /s/ "David Alexander"
                                      David Alexander
                                      Chief Financial Officer

                                      (Chief Accounting Officer and
                                      Duly Authorized Officer of the Registrant)

                          INDEPENDENT AUDITORS' REPORT

To The Stockholders and Board of Directors
Datadesk Technologies, Inc.

We have audited the accompanying balance sheets of Datadesk Technologies, Inc., as of June 30, 2002 and 2001 and the related statements of operations, stockholders' (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Datadesk Technologies, Inc. as of June 30, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 18 to the financial statements, the Company has incurred significant operating losses, has negative working capital and a deficit in stockholders' equity. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters are also are described in Note 18. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

MOFFITT & COMPANY, P.C.
SCOTTSDALE, ARIZONA

September 13, 2002

                           DATADESK TECHNOLOGIES, INC.
                                 BALANCE SHEETS
                             JUNE 30, 2002 AND 2001



                                                          2002            2001
                                                        --------        --------
                                 ASSETS

CURRENT ASSETS
     Cash                                               $  1,978        $  8,720
     Marketable securities                                 1,150           7,435
     Accounts receivable                                  84,905          45,777
     Loan receivable, officer                              5,000               0
     Inventory                                            65,483         100,214
     Prepaid expenses                                          0         514,600
                                                        --------        --------
              TOTAL CURRENT ASSETS                       158,516         676,746
                                                        --------        --------

PROPERTY AND EQUIPMENT, NET OF
   ACCUMULATED DEPRECIATION                               28,686          42,892
                                                        --------        --------

OTHER ASSETS
    Rent security deposit                                  1,500           1,500
                                                        --------        --------

              TOTAL OTHER ASSETS                           1,500           1,500
                                                        --------        --------

              TOTAL ASSETS                              $188,702        $721,138
                                                        ========        ========

                                                         2002           2001
                                                     -----------    -----------
       LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
      Accounts payable                               $   452,912    $   332,168
      Accrued liabilities                                 28,468         16,325
      Loan payable, Security Biometrics, Inc.          1,260,500              0
      Loan payable, other                                      0        100,000
      Notes payable, banks                                     0      1,016,730
                                                     -----------    -----------
              TOTAL CURRENT LIABILITIES                1,741,880      1,465,223
                                                     -----------    -----------
STOCKHOLDERS' (DEFICIT)
       Preferred stock
          Authorized - 5,000,000 shares, no
             par value
          Issued and outstanding -0- shares                    0              0
       Common stock
          Authorized  - 10,000,000 shares, par
             value $.01 per share
          Issued and outstanding
           June 30, 2002 - 8,380,626                      83,806              0
           June 30, 2001 - 5,800,000                           0         58,000
       Additional paid in capital                      3,417,612      2,703,350
       Accumulated deficit                            (5,054,596)    (3,505,435)
                                                     -----------    -----------
           TOTAL STOCKHOLDERS' (DEFICIT)              (1,553,178)      (744,085)
                                                     -----------    -----------

              TOTAL LIABILITIES AND
                 STOCKHOLDERS' (DEFICIT)             $   188,702    $   721,138
                                                     ===========    ===========



            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                            STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED JUNE 30, 2002 AND 2001

                                                         2002           2001
                                                     -----------    -----------
REVENUES
    Sales of keyboards                               $   383,031    $   480,171
    Keyboard development fees                            147,270        177,749
    Royalties                                             91,426              0
                                                     -----------    -----------
          TOTAL REVENUES                                 621,727        657,920
                                                     -----------    -----------
COSTS AND EXPENSES
    Cost of sales                                        242,199        319,114
    Selling, general and administrative expenses         358,733        433,838
    Payroll                                              357,565        361,320
    Advertising                                          167,992        158,912
    Amortization of loan guarantee fees                  757,120        243,750
    Research and development costs                       203,839        194,434
                                                     -----------    -----------
          TOTAL COSTS AND EXPENSES                     2,087,448      1,711,368
                                                     -----------    -----------
OPERATING (LOSS)                                      (1,465,721)    (1,053,448)
                                                     -----------    -----------
OTHER EXPENSES
     Interest expense                                     79,025         91,229
     Loss on marketable securities                         4,415         47,201
                                                     -----------    -----------
          TOTAL OTHER EXPENSES                            83,440        138,430
                                                     -----------    -----------
NET (LOSS)                                           $(1,549,161)   $(1,191,878)
                                                     ===========    ===========

NET (LOSS) PER COMMON SHARE
    Basic and diluted                                $      (.25)   $      (.24)
                                                     ===========    ===========

WEIGHTED AVERAGE NUMBER OF
    COMMON SHARES OUTSTANDING
         Basic and diluted                             6,089,803      4,954,166
                                                     ===========    ===========

            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                      STATEMENT OF STOCKHOLDERS' (DEFICIT)
                   FOR THE YEARS ENDED JUNE 30, 2002 AND 2001


                                      PREFERRED STOCK            COMMON STOCK        ADDITIONAL
                                     -----------------     ---------------------       PAID IN        ACCUMULATED
                                     SHARES     AMOUNT      SHARES        AMOUNT       CAPITAL          DEFICIT          TOTAL
                                     ------     ------     ---------     -------     ----------      -----------     -----------
BALANCE, JULY 1, 2000                     0     $    0     4,795,000     $47,950     $1,532,150      $(2,313,557)    $  (733,457)

ISSUANCE OF COMMON
   STOCK FOR:
        Cash                              0          0       360,000       3,600        446,400                0         450,000
        Finders' fees                     0          0        60,000         600         74,400                0          75,000
        Loan guarantees                                                                 725,400                0         731,250
                                          0          0       585,000       5,850        (75,000)               0         (75,000)

FINDERS' FEES                             0          0             0           0              0                0               0

NET (LOSS) FOR THE YEAR
   ENDED, JUNE 30, 2002                   0          0             0           0              0       (1,191,878)     (1,191,878)
                                     ------     ------     ---------     -------     ----------      -----------     -----------
BALANCE, JUNE 30, 2001                    0          0     5,800,000      58,000      2,703,350       (3,505,435)       (744,085)



ISSUANCE OF COMMON
   STOCK FOR:
   Cash                                   0          0       314,000       3,140        389,360                0         392,500
   Services                               0          0       272,500       2,725              0                0           2,725
   Settlement of accounts payable         0          0        61,126         611         74,612                0          75,223
   Loan guarantees                        0          0     1,933,000      19,330        250,290                0         269,620

NET (LOSS) FOR THE YEAR
   ENDED, JUNE 30, 2002                   0          0             0           0              0       (1,549,161)     (1,549,161)
                                     ------     ------     ---------     -------     ----------      -----------     -----------
BALANCE, JUNE 30, 2002                    0     $    0     8,380,626     $83,806     $3,417,612      $(5,054,596)    $(1,553,178)
                                     ======     ======     =========     =======     ==========      ===========     ===========



            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                            STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 2002 AND 2001

                                                                            2002                2001
                                                                        -----------          -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss)                                                           $(1,549,161)         $(1,191,878)

   Adjustment to reconcile net (loss) to net cash (used)
      by operating activities:
         Depreciation                                                        16,157               14,982
         Amortization                                                       487,500              243,750
         Common stock issued for loan guarantees                            269,620                    0
         Common stock issued for services                                     2,725                    0
         Allowance for doubtful accounts, marketing
            credits and sales returns                                         3,250                3,000
         Unrealized (loss) on marketable securities                           6,285               18,556
   Changes in operating assets and liabilities:

         Marketable securities                                                    0               22,401
         Accounts receivable                                                (42,378)              40,810
         Inventory                                                           34,731               35,942
         Prepaid expenses                                                    27,100              (27,100)
         Accounts payable                                                   195,967              130,042
         Accrued liabilities                                                 12,143               10,212
                                                                        -----------          -----------
         NET CASH  (USED) BY
            OPERATING ACTIVITIES                                           (536,061)            (699,283)
                                                                        -----------          -----------
CASH FLOWS FROM
   INVESTING ACTIVITIES:
   Purchases of property and equipment                                       (1,951)             (11,252)
                                                                        -----------          -----------
         NET CASH (USED) BY
            INVESTING ACTIVITIES                                             (1,951)             (11,252)
                                                                        -----------          -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance of common stock for cash                                        392,500              450,000
   Proceeds from related party loan                                       1,260,500                    0
   Payments on loans and notes payable                                   (1,116,730)             213,968
   Loan receivable, officer                                                  (5,000)              59,424
                                                                        -----------          -----------



            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                   FOR THE YEARS ENDED JUNE 30, 2002 AND 2001


                                                                            2002                2001
                                                                        -----------          -----------
         NET CASH FLOW PROVIDED
            BY FINANCING ACTIVITIES                                     $   531,270          $   723,392
                                                                        -----------          -----------

NET INCREASE (DECREASE) IN CASH                                              (6,742)              12,857

CASH, AT BEGINNING OF YEAR                                                    8,720               (4,137)
                                                                        -----------          -----------

CASH, AT END OF YEAR                                                    $     1,978          $     8,720
                                                                        ===========          ===========

SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION

   CASH PAID DURING THE PERIOD FOR:

         Interest                                                       $    85,184          $    90,575
                                                                        ===========          ===========

         Taxes                                                          $         0          $         0
                                                                        ===========          ===========

NON-CASH INVESTING AND
     FINANCING ACTIVITIES

   Issuance of common stock for services

         Finders' fees                                                  $         0          $    75,000
                                                                        ===========          ===========

         Loan guarantees                                                $   269,620          $   731,250
                                                                        ===========          ===========

         Settlement of accounts payable                                 $    75,223          $         0
                                                                        ===========          ===========

         Services                                                       $     2,725          $         0
                                                                        ===========          ===========



            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND NATURE OF BUSINESS

     Datadesk Technologies, Inc. (hereinafter referred to as the Company) was organized on May 20, 1997 under the laws of the state of Washington.

     The Company designs and produces (through subcontractors) advanced digital input devices and appliances.

     On June 26, 2002, the Company entered into a statutory merger agreement with Security Biometrics, Inc. (hereinafter referred to as Security) whereby the stockholders' exchanged their shares of common stock for common stock of Security and the Company became a wholly-owned subsidiary of Security. The stockholders of the Company exchanged 8,380,626 shares of the common stock for 10,999,590 shares of Security Biometrics, Inc. common stock.

     CASH AND CASH EQUIVALENTS

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     ACCOUNTING ESTIMATES

     Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

     REVENUE RECOGNITION

     Product sales - when the goods are shipped and title passes to the customer.

     Keyboard development fees - when services are performed.

     Royalties - when the licensee sells the product and reports the sale to the Company.

     ACCOUNTS RECEIVABLE

     Accounts receivable are reported at the customers' outstanding balances less any allowance for doubtful accounts, marketing credits and allowance for possible sales returns.


            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     ALLOWANCE FOR DOUBTFUL ACCOUNTS, MARKETING CREDITS AND ALLOWANCE FOR POSSIBLE SALES RETURNS

     The allowance for accounts receivable is charged to income in amounts sufficient to maintain the allowance at a level management believes is adequate to cover any possible losses, credits or returns.

     INVENTORY

     Inventories are stated at the lower of cost (determined on the first-in, first-out method) or market.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

     The Company depreciates its property and equipment for financial reporting purposes using the straight-line method based upon the following useful lives of the assets:


           Automobile                               5 Years

           Furniture and fixtures                   7 Years

           Computer equipment                       5 Years

     LOAN GUARANTEES

     In order to receive new debt financing and/or modify existing financing, the Company has issued common stock to third parties for their guarantee of certain loans. The shares issued were valued on the basis of the value of the last shares issued by Security Biometrics, Inc. The Company has recorded the fair value of the shares issued for the loan guarantees as prepaid loan guarantee fees and an increase in common stock and paid in capital. The Company is amortizing the loan guarantee fees on a straight line basis over the life of the loan.


            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     INCOME TAXES

     Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are include in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

     NET (LOSS) PER SHARE

     The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted (loss) per share. Basic (loss) per share is computed by dividing net (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilutive effects on net (loss) per share are excluded.

     LONG-LIVED ASSETS

     Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company's results of operations, cash flows or financial position.

     DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company estimates that the fair value of all financial instruments as of June 30, 2002 and 2001, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the company could realize in a current market exchange.


            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SHIPPING AND HANDLING COSTS

     The Company's policy is to classify shipping and handling costs as part of cost of goods sold in the statement of operations.

NOTE 2   RECENT ACCOUNTING PRONOUNCEMENTS

     In 2001 and 2002, the FASB issued the following statements:

         FASB 141 - Business combinations

         FASB 142 - Goodwill and other intangible assets

         FASB 143 - Accounting for asset retirement obligation

         FASB 144 - Accounting for the impairment or disposal of
                    long-lived assets

         FASB 145 - Recession of FASB statements 4, 44 and 64 and
                    amendment of FASB 13

         FASB 146 - Accounting for costs associated with exit or disposal activities

         FASB 141-146 did not have a material impact on the Company's financial position and results of operations



NOTE 3   MARKETABLE SECURITIES

         The Company adopted Statement of Financial Accounting Standards No. 115 and classified its marketable securities as trading securities. The FASB requires that marketable securities be classified as current assets, realized and unrealized gains on/or losses and dividend and interest income be included in the statement of operations and cash flows from purchases, sales and maturities be classified as cash flows from operating activities.


            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 4   ACCOUNTS RECEIVABLE

         A summary of accounts receivable is as follows:

                                                             2002        2001
                                                            -------    --------
            Accounts receivable                             $93,155    $ 50,777

            Allowance for doubtful accounts, marketing
               credits and allowance for sales returns       (8,250)     (5,000)
                                                            -------    --------
            Net accounts receivable                         $84,905    $ 45,777
                                                            =======    ========

         A summary of the allowance account is as follows:

            Balance, at beginning of period                 $ 5,000    $      0
            Addition to the allowances                       12,225      46,349
            Write-off of uncollectible accounts              (8,975)    (41,349)
                                                            -------    --------
            Balance, at end of period                       $ 8,250    $  5,000
                                                            =======    ========

NOTE 5   INVENTORY

         Inventory is comprised of the following:

                                                             2002        2001
                                                            -------    --------
            Finished good                                   $36,718    $ 71,609
            Raw materials                                    28,765      28,605
                                                            -------    --------
                                                            $65,483    $100,214
                                                            =======    ========


            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 6   PREPAID EXPENSES

         Prepaid expenses consists of the following:

                                                             2002        2001
                                                            -------    --------
            Loan guarantee fees                             $     0    $487,500
            Other                                                 0      27,100
                                                            -------    --------
                                                            $     0    $514,600
                                                            =======    ========

NOTE 7   PROPERTY AND EQUIPMENT

         Property and equipment and accumulated depreciation consists of the following:

                                                             2002        2001
                                                            -------    --------
            Automobile                                      $27,284    $ 27,284
            Furniture and fixtures                           25,712      25,345
            Computer equipment                               35,684      34,100
                                                            -------    --------
                                                             88,680      86,729

            Less accumulated depreciation                    59,994      43,837
                                                            -------    --------

            Total property and equipment                    $28,686    $ 42,892
                                                            =======    ========

NOTE 8   ACCOUNTS PAYABLE

         Accounts payable are comprised of the following:

                                                             2002        2001
                                                           --------    --------
            Pan Pacific Data                               $212,944    $172,336
            Pivot Group                                      71,200      69,044
            Alt.Software Inc.                                22,400       1,000
            Other                                           146,368      89,788
                                                           --------    --------
                                                           $452,912    $332,168
                                                           ========    ========


            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 9   LOAN PAYABLE, SECURITY BIOMETRICS, INC.

         The loan is unsecured, does not bear interest and does not have a maturity date.

NOTE 10  NOTES PAYABLE, BANKS

                                                                        2001          2002
                                                                       ------      ----------
         On January 21, 2000, the Company obtained a $1,000,000
         revolving line of credit from Key Bank National
         Association. The loan is payable on demand, bears
         interest at 1% under prime and is subject to annual
         renewals. The loan is secured by all of the Company's
         assets. The interest rate at June 30, 2001 was 7-1/4 %.       $    0      $1,000,000

         On August 26, 1997, the Company received a $25,000 loan
         from South Bay Bank. The loan requires monthly payments
         of $552, including interest at 11.5%. The loan is
         secured by a 1993 Land Rover with a cost of $27,284 and
         a book value of $6,366.                                            0           7,019

         The Company had a line of credit with South Bay Bank
         that matured on October 1, 1997. The Company extended
         the due date and paid $960 per month including interest
         at 11.5%.                                                          0           9,711
                                                                       ------      ----------
                                                                       $    0      $1,016,730
                                                                       ======      ==========

         These loans were all paid off in June 2002.

            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 11  LOAN PAYABLE, OTHER

                                                                        2002         2001
                                                                       ------      --------
         On February 15, 2002, the Company received a $100,000
         unsecured loan from an individual. The loan bears 0%
         interest to August 15, 2002 and 6% thereafter.                $    0      $100,000
                                                                       ======      ========

NOTE 12  PREFERRED STOCK

         The company is authorized to issue preferred stock in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors.

NOTE 13  INCOME TAXES

         The provision for income taxes for the years ended June 30, 2002 and 2001 consists of the following:

                                                          2002             2001
                                                        --------        --------
         Federal tax
           Current                                      $      0        $      0
           Current                                             0               0

         A reconciliation of income tax expense computed using the U.S. federal statutory income tax rates, to the actual provision for income taxes is as follows:

                                                          2002             2001
                                                        --------        --------


        Tax at U.S. statutory rates                     $      0        $      0


         Significant components of the Company's deferred tax assets are as follows at June 30:

                                                          2002             2001
                                                        --------        --------
         Deferred tax assets:

            Net operations loss carryforwards           $715,169        $444,925
            Allowance for doubtful accounts,
              marketing credits and sales returns          1,238             750
                                                        --------        --------

            Total deferred tax assets                    716,407         445,675

            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 13  INCOME TAXES (CONTINUED)

                                                          2002             2001
                                                        --------        --------
         Deferred tax liabilities
            Property and equipment related              $  2,000        $  2,300
                                                        --------        --------
         Net deferred tax asset                          714,407         443,375
         Less valuation allowance                        714,407         443,375
                                                        --------        --------
         Deferred tax asset                             $      0        $      0
                                                        ========        ========

         A reconciliation of the valuation allowance is as follows:

                                                          2002             2001
                                                        --------        --------
         Balance at beginning of year                   $443,375        $303,575
         Addition for year                               271,032         139,800
                                                        --------        --------
         Balance at end of year                         $714,407        $443,375
                                                        ========        ========

NOTE 14  NET OPERATING LOSS CARRYFORWARD

         The Company has the following net operating loss carryforwards:

                                                     EXPIRATION
              YEAR                  AMOUNT              DATE
         -------------            ----------         ----------
         June 30, 1998            $  410,542            2013
         June 30, 1999               783,944            2019
         June 30, 2000               839,934            2020
         June 30, 2001               931,749            2021
         June 30, 2002             1,801,625            2022
                                  ----------
                                  $4,767,794
                                  ==========

         Due to the change in ownership in the Company, the utilization of the net operating losses will be limited to approximately $90,000 per year.


            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 15  REAL ESTATE LEASE

         On December 7, 1998, the Company leased its facilities in Bainbridge Island, Washington under a five year lease that terminates on December 1, 2003. The lease requires monthly rentals ranging from $3,000 to $3,278, plus common costs, taxes and insurance.

         The lease provides that the Company has two, two year options to renew the lease at the prevailing rates at the time the lease is renewed.

         Future minimum lease payments are as follows:

                                                          2002             2001
                                                        --------        --------
         June 30, 2002                                  $      0        $ 37,731
         June 30, 2003                                    38,861          38,861
         June 30, 2004                                    19,668          19,668
                                                        --------        --------
                                                        $ 58,529        $ 96,260
                                                        ========        ========

         Rent expense for the years ended June 30, 2002 and 2001, was $41,371 and $39,282, respectively.

NOTE 16  ECONOMIC DEPENDENCY

                                                          2002           2001
                                                        --------       ---------
         SALES

         Sales to major customers were as follows:

             CUSTOMER

                       A                                Under 10%        35.4%
                       B                                  14.4           42.3

         PURCHASES

         Purchases from major suppliers were as follows:

             SUPPLIER

                       A                                  19.0%          18.9%
                       B                                Under 10%        15.4%
                       C                                  16.0         Under 10%



            See Accompanying Notes and Independent Auditors' Report.

                           DATADESK TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE 17  LICENSING AGREEMENT WITH NORTHSTAR SYSTEMS, INC.

         In May 2002, the Company entered into an exclusive Technology license agreement with Northstar Systems, Inc. (hereinafter referred to as Northstar).

         The Company granted to Northstar the exclusive and world-wide license to use, reproduce, manufacture and sell the Company's "Thumb Pad" keyboard and similar keyboard products.

         Northstar paid the company $325,019 for non-recurring engineering costs as follows:

         Year ended June 30, 2002                                       $147,270
         Year ended June 30, 2001                                        177,749
                                                                        --------
                                                                        $325,019
                                                                        ========

         The Company receives royalties on each product sold based upon the sale price and manufacturing margins on the products. The royalty income for the years ended June 30, 2002 and 2001 was $91,426 and $0, respectively.

NOTE 18  GOING CONCERN

         These financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The following factors raise substantial doubt as to the Company's ability to continue as a going concern:

         A.   Significant operating losses
         B.   Negative working capital
         C.   Deficit stockholders' equity

         Management's plans to eliminate the going concern situation include, but are not limited to:

         A.   Reduction in operating overhead
         B.   Discontinue products that are not profitable
         C. Arrange for financing through its new parent company, Security Biometrics, Inc.


            See Accompanying Notes and Independent Auditors' Report.

            SECURITY BIOMETRICS, INC. AND DATADESK TECHNOLOGIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 28 2002, the Company acquired all of the issued and outstanding shares of the common stock of Datadesk for shares of 10,999,591 common stock of Security Biometrics. An additional $1,260,500 was advanced to Datadesk to payoff bank loans and certain creditors.

In connection with the acquisition, Security Biometrics entered into an employment contract with one key employee of Datadesk.

The acquisition will be accounted for as a purchase with the assets acquired and liabilities assumed recorded at fair values, and the results of Datadesk's operations in the Company's consolidated financial statements from the date of effective acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2002 is based on the historic balance sheets of the Company and Datadesk as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of income for the year ended June 30, 2002, are based on historical income statements of income of the Company and Datadesk for those periods. The pro forma condensed statements of income assume the acquisition took place on July 1, 2000.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price which has been established at book value, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Datadesk.

SECURITY BIOMETRICS, INC. AND DATADESK TECHNOLOGIES, INC.
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
JUNE 30, 2002

BALANCE SHEET

                                             SBTI        DATADESK    ADJUSTMENTS    REFERENCE     PRO FORMA
                                         -----------   -----------   ------------   ---------    -----------

CURRENT ASSETS
  Cash                                   $   481,297    $    1,978    $   (41,950)       3       $   441,325
  Marketable securities                                      1,150                                     1,150
  Accounts receivable                         29,836        84,905                                   114,741
  Loan receivable, officer                                   5,000                                     5,000
  Inventory                                                 65,483                                    65,483
  Prepaid expenses                           133,481            --                                   133,481
                                         -----------   -----------    -----------                -----------
TOTAL CURRENT ASSETS                         644,614       158,516        (41,950)                   761,180

PROPERTY & EQUIPMENT, NET                    212,864        28,686             --                    241,550

OTHER ASSETS
  Investment in Datadesk                   3,112,967                      761,137      1,2         3,874,104
  Goodwill Lightec                         7,527,653                                               7,527,653
  Investment in WonderNet                    187,500                                                 187,500
  Prepaid expenses                            59,120         1,500             --                     60,620
                                         -----------   -----------    -----------                -----------
Total other assets                        10,887,240         1,500        761,137                 11,649,877
                                         -----------   -----------    -----------                -----------
                                         $11,744,718   $   188,702    $   719,187                $12,652,607
                                         ===========   ===========    ===========                ===========



CURRENT LIABILITIES
  Accounts payable
   Unrelated parties                      $  415,372   $   452,912    $        --                $   868,284
   Related parties                           287,857                                                 287,857
  Accrued liabilities                        779,767        28,468                                   808,235
  Note  payable, related parties           2,000,000     1,260,500                                 3,260,500
  Billings in excess of costs                541,245                                                 541,245
  Capital Lease current                        5,230                                                   5,230
  Convertible debenture - current          1,680,000                                               1,680,000
  Notes payable, bank                         28,918                                                  28,918
                                         -----------   -----------    -----------                -----------
TOTAL CURRENT LIABILITIES                  5,738,389     1,741,880             --                  7,480,269

LONG TERM LIABILITIES
  Convertible debentures payable             100,000                                                 100,000
  Debt payable                                                                 --                         --
  Capital lease payable - net
    of current                                 6,411            --                                     6,411
                                         -----------   -----------    -----------                -----------
TOTAL LONG TERM LIABILITIES                  106,411            --             --                    106,411
                                         -----------   -----------    -----------                -----------
TOTAL LIABILITIES                         5,844,800      1,741,880             --                  7,586,680
                                         -----------   -----------    -----------                -----------
STOCKHOLDERS' EQUITY
  Issued and outstanding - at par            117,601        83,806        (83,806)         1         117,601
  Paid in capital in excess of par         7,346,572     3,417,612     (3,417,612)         1       7,346,572
  Accumulated deficit                     (1,557,266)   (5,054,596)     4,220,605        1,2      (2,391,257)

  Accumulated other comprehensive             (6,989)                          --                     (6,989)
                                         -----------   -----------    -----------                -----------

                                           5,899,918    (1,553,178)       719,187                  5,065,927
                                         -----------   -----------    -----------                -----------
                                         $11,744,718   $   188,702    $   719,187                $12,652,607
                                         ===========   ===========    ===========                ===========


     See Notes to Pro Forma Consolidated Financial Statements - (Unaudited)

SECURITY BIOMETRICS, INC. AND DATADESK TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS) (UNAUDITED) YEAR ENDED JUNE 30, 2002

STATEMENT OF OPERATIONS

                                            SBTI:        DATADESK    ADJUSTMENTS    REFERENCE     PRO FORMA
                                         -----------   -----------   ------------   ---------    -----------
REVENUES                                 $ 2,656,457   $   621,727                               $ 3,278,184
COST OF PRODUCTS SOLD                     (1,469,252)     (242,199)                               (1,711,451)
                                         -----------   -----------    -----------                -----------
GROSS PROFIT                               1,187,205       379,528             --                  1,566,733

OPERATING EXPENSES
  Selling, general & admin expenses               --       358,733                                   358,733
  Payroll                                                  357,565                                   357,565
  Advertising                                              167,992                                   167,992
  Amortization of loan guarantee fees                      757,120       (757,120)        3               --
  Research and development costs                           203,839                                   203,839
  General and administrative               1,043,793            --                                 1,043,793
                                         -----------   -----------    -----------                -----------
                                           1,043,793     1,845,249       (757,120)                 2,131,922
                                         -----------   -----------    -----------                -----------

FINANCING COSTS
  Beneficial conversion feature             (233,333)                                               (233,333)
  Interest expense                           (27,948)      (79,025)       (41,950)        4         (148,923)
  Loss on marketable securities                             (4,415)                                   (4,415)
  Loss on assets                            (200,000)                                               (200,000)
                                         -----------   -----------    -----------                -----------
                                            (461,281)      (83,440)       (41,950)                  (586,671)
                                         -----------   -----------    -----------                -----------
Net income before income taxes              (317,869)   (1,549,161)       715,170                 (1,151,860)
Income taxes                                 424,542                                                 424,542
                                         -----------   -----------    -----------                -----------
NET INCOME                               $  (742,411)  $(1,549,161)   $   799,070                $    21,482
                                         ===========   ===========    ===========                ===========

NET LOSS PER SHARE                       $     (0.01)                                            $      0.00
                                         ===========                                             ===========

WEIGHTED AVERAGE NUMBER OF                73,244,343                                              73,244,343
  SHARES OUTSTANDING                     ===========                                             ===========


      See Notes to Pro Forma Consolidated Financial Statements (Unaudited)

SECURITY BIOMETRICS, INC. AND DATADESK TECHNOLOGIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A. The pro forma adjustments to the condensed consolidated balance sheet are as follows:

1. If SBTI had acquired Datadesk on July 1, 2001, it would have had to borrow an additional DR Due to SBTI

CR Share Capital                                        83,806
CR Contributed Surplus                               3,417,612
CR Retained Earnings                                                   3,505,435
CR Inv in Datadesk                                       4,017


2. If SBTI had acquired Datadesk July 1, 2001, the financing fees would not have had to been paid

DR Goodwill                                            757,120
CR Retained Earnings                                                     757,120


NOTE B: The pro forma adjustments to the condensed consolidated statements of income (loss) are:

2. To record interest expense on debenture as if it had been in place since July 1, 2001.

DR Goodwill                                            757,120
CR Loan guarantee fees                                                   757,120


3. To record interest expense on funds advanced to Datadesk in excess of debt repayments

Borrowed amount                                       1,680,000
Advances to Datadesk                                 (1,260,500)
                                                     ----------
                                                        419,500
                                                     ==========

If interest was at 10% additional interest expense would be $41,950 higher

DR Interest expense                                     41,950
CR Cash                                                                   41,950
